SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 6, 2002

LODGIAN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14537	52-2093696

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3445 Peachtree Road, N.E. Suite 700, Atlanta, Georgia	30326

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                   (404) 364-9400

SIGNATURE
EXHIBIT INDEX
EX-99.1 PRESS RELEASE
EX-99.2 DISCLOSURE STATEMENT

Item 5. Other Events

     On November 6, 2002, Lodgian, Inc. (“the Company”) issued a press release, announcing that the United States Bankruptcy Court for the Southern District of New York had confirmed the Company’s and certain of its subsidiaries’ First Amended Joint Plan of Reorganization (“the Plan”).

     A copy of the press release is filed herewith as Exhibit 99.1, and a copy of the Disclosure Statement for Joint Plan of Reorganization of Lodgian, Inc., et al (other than the CCA Debtors), Together with the Official Committee of Unsecured Creditors under Chapter 11 of the Bankruptcy Code, dated September 26, 2002, which provides details of the Plan, is filed herewith as Exhibit 99.2.

Item 7. Financial Statements and Exhibits

(c)  Exhibits

99.1	Lodgian, Inc. Press Release, dated November 6, 2002.
99.2	Disclosure Statement for Joint Plan of Reorganization of Lodgian, Inc., et al (other than the CCA Debtors), Together with the Official Committee of Unsecured Creditors under Chapter 11 of the Bankruptcy Code, dated September 26, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lodgian, Inc.

	By:	/s/ Richard Cartoon

Name: Richard Cartoon Title: Executive Vice President and Chief Financial Officer

Date: November 6, 2002

EXHIBIT INDEX

Item No.

99.1	Lodgian, Inc. Press Release, dated November 6, 2002.
99.2	Disclosure Statement for Joint Plan of Reorganization of Lodgian, Inc., et al (other than the CCA Debtors), Together with the Official Committee of Unsecured Creditors under Chapter 11 of the Bankruptcy Code, dated September 26, 2002.